UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CAMCO INVESTORS FUND

June 30, 2006

(Unaudited)

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Dear Fellow Shareholders,

We are pleased to bring to you the semi-annual report to shareholders for the CAMCO Investors Fund.  As of June 30, 2006 the fund has gained +4.28% for the year.  This compares favorably to year to date returns of +1.76% for the S+P 500 and +4.04% for the Dow Jones Industrials.  Since the fund was opened to shareholders on August 2, 2004 the CAMCO Investors Fund has increased +21.92%, outpacing the gains for the S+P 500, up +14.78% and the Dow Jones Industrials, up +9.54%.

For the first six months of this year, the Fund's positive performance has been aided by key stocks such as CarMax, Highwood Properties, Input-Output and Select Comfort.  All of those stocks saw their share prices rise by more than 25% since the beginning of the year.  CarMax and Select Comfort continued to post better than expected results and shareholders were rewarded for those results.  Highwood received an unsolicited buyout offer from a private investment group which propelled its shares higher.  Input-Output saw its stock price rise on improving company fundamentals and higher energy prices. The Fund was negatively impacted by the slowdown in housing, which significantly hurt the share price of KB Homes and Meritage Homes, the two homebuilder stocks in the Fund's portfolio.  Each of those stocks saw share prices fall by a third this year.  The slowing housing market also hurt the returns of Lowes, the home improvement retailer, one of the Fund's largest positions.

As we look forward to the rest of this year, we are cautiously optimistic in regards to our current market assessment. We come to this conclusion for several reasons.  First, the economy continues to perform well.  For the first six months, GDP grew at a healthy 5.6% rate in the first quarter, but expected to slow to a more sustainable 2.5% rate in the second quarter.  This slowdown in GDP growth should hopefully lessen the need of the Federal Reserve Open Market Committee to continue raising short term interest rates.  Second, corporate profit growth continues to be quite robust.  The first quarter of 2006 saw S+P 500 earnings growth of nearly 14% year over year.  This was a record sixteen consecutive quarters of earnings growth in double digits.  However, the recent strong performance in profits has not been matched with commensurate stock price performance, therefore the Price Earnings ratios of the average stock has fallen.  In fact, at the end of June, the PE of the S+P 500 was approaching 15, the lowest level for that ratio since 1995.  When coupled with the negative market sentiment over high energy prices, Mideast turmoil and the so-called housing "bubble", we believe that the next likely move for stock prices will be higher.  Having a long-term value oriented approach to the markets is one way to take advantage of the current opportunities.  Of course, that is exactly what your Fund management team will be doing.

As always, we appreciate the confidence that you have placed in us.  We promise to continue to focus on both the value and the "values" of your current and future investments.  Please feel free to let us know how we are doing.  We welcome calls from our shareholders and look forward to speaking with you.

With Kindest Regards,

/s/ Rick Weitz                                                                            /s/ Dennis Connor

Portfolio Manager, CAMCO Investors Fund                               President, CAMCO Investors Fund

August, 2006

Camco Investors Fund

           Portfolio Analysis

              June 30, 2006 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	CAMCO INVESTORS FUND
	Schedule of Investments
	June 30, 2006 (Unaudited)

Shares		Value

COMMON STOCKS

Bottled & Canned Soft Drinks - 1.69%
3,400	Coca Cola Co.	$ 146,268

Crude Petroleum & Natural Gas - 4.21%
12,000	Chesapeake Energy Corp.	363,000

Deep Sea Foreign Transportation - 3.04%
6,300	Tsakos Energy Navigation Ltd.	262,584

Electric Components & Accessories - 2.37%
19,000	Silicon Image, Inc.	204,820

Electronic Connectors - 3.12%
9,800	Tyco Laboratories, Inc.	269,500

Financial Services - 1.65%
4,950	Allied Capital Corp.	142,412

Fire, Marine, & Casualty Insurance - 1.70%
8,500	Montpelier RE Holdings Ltd.	146,965

General Building Contractors - 2.02%
3,800	KB Homes	174,230

Household Furniture - 3.97%
14,925	Select Comfort Corp.*	342,827

In Vitro & In Vivo Diagnostic - 1.23%
14,025	Trinity Biotech, Plc.*	105,889

Measuring & Controlling Devices, NEC - 2.19%
20,000	Input/Output, Inc.*	189,000

Mining & Quarrying of Nonmetallic Minerals - 4.01%
8,000	Compass Minerals Group, Inc.	199,600
8,000	Superior Industries International., Inc.	146,320
		345,920

Motor Vehicle Parts & Accessories - 2.79%
3,700	Borg Warner, Inc.	240,870

National Commercial Banks - 3.10%
7,500	Commerce Bancorp, Inc.	267,525

Natural Gas Transmission - 2.30%
4,325	Kinder Morgan Energy Partners, LP	$ 198,777

Operative Builders - 1.86%
3,400	Meritage Home Corp.*	160,650

Othopedic, Prosthetic & Surgical Appliances & Supplies - 1.64%
2,500	Zimmer Holding, Inc.*	141,800

Printed Circuit Boards - 2.13%
17,275	Flextronics International Ltd.*	183,461

Radio & TV Broadcasting & Communications - 1.75%
2,000	L-3 Communications Essco, Inc.	150,840

Retail - Apparel & Accessory Stores - 1.18%
4,000	Claire's Stores, Inc.	102,040

Retail - Auto Dealers & Gasoline - 2.83%
6,900	Carmax Auto Funding, LLC*	244,674

Retail - Family Clothing Stores - 2.96%
7,500	American Eagle Outfitters, Inc.	255,300

Retail - Lumber & Other Bulding - 2.97%
4,225	Lowe's Companies, Inc.	256,331

Search, Detection & Navagation - 1.87%
3,625	Raytheon Co.	161,566

Services - Computer Processing - 1.58%
3,000	Automatic Data Processing, Inc.	136,050

State Commercial Banks - 1.63%
11,000	Oriental Financial Group, Inc.	140,360

Steel Works, Blast Furnaces & Rolling Mills - 3.25%
4,000	United States Steel Corp.	280,480

Surgical & Medical Instruments & Apparatus - 1.95%
4,000	Stryker Corp.	168,440

Title Insurance - 2.48%
5,500	Fidelity National Financial, Inc.	214,225

Trucking - 4.02%
7,000	Hunt JB Transport Services, Inc.	$ 174,370
4,100	YRC Worldwide, Inc.*	172,651
		347,021

TOTAL FOR COMMON STOCKS (Cost $5,481,152) - 73.49%		6,343,825

REAL ESTATE INVESTMENT TRUSTS - 8.97%
10,000	Ashford Hospitality Trust, Inc.	126,200
4,000	Equity One, Inc.	83,600
4,875	Highwoods Properties, Inc.	176,377
4,000	Ramco Gershenson Properties Trust	107,720
2,600	Saul Centers, Inc.	106,028
6,250	Thornburg Mortgage Asset Corp.	174,187
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $667,033)		774,112

PREFERRED STOCK - 2.80%
1,521	Dominion Resources, Inc.	113,755
3,375	Fannie Mae Preferred Class M	128,250
TOTAL PREFERRED STOCK (Cost $259,935)		242,005

1,273,244	US Bank Repurchase Agreement, 4.10%, dated 6/30/2006, due 7/3/2006
	repurchase price $1,273,679, collateralized by U.S. Treasury bonds	1,273,244

TOTAL INVESTMENTS (Cost $7,681,364) - 100.02%		8,633,186

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.02)%		(1,405)

NET ASSETS - 100.00%		$ 8,631,781

CAMCO INVESTORS FUND
Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Investments, at Value (Cost $7,681,364)	$ 8,633,186
Receivables:
Dividends and Interest	12,300
Total Assets	8,645,486
Liabilities:
Accrued Management Fees (Note 3)	13,705
Total Liabilities	13,705
Net Assets	$ 8,631,781

Net Assets Consist of:
Paid In Capital	8,055,970
Accumulated Undistributed Net Investment Income	22,484
Accumulated Realized Loss on Investments - Net	(398,495)
Net Unrealized Appreciation in Value of Investments	951,822
Net Assets	$ 8,631,781

Shares Outstanding	722,755

Net Asset Value Per Share	$ 11.94
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statement of Operations
For the six months ending June 30, 2006 (Unaudited)

Investment Income:
Dividends	$ 84,071
Interest	19,402
Total Income	103,473
Expenses:
Advisory fees (Note 3)	80,989
Total Expenses	80,989

Net Investment Income	22,484
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	43,450
Net Change in Unrealized Appreciation on Investments	247,656
Net Realized and Unrealized Gain (Loss) on Investments	291,106

Net Increase in Net Assets from Operations	$ 313,590

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	6/30/2006	12/31/2005
Increase (Decrease) in Net Assets From Operations:
Net investment income	$ 22,484	$ 11,139
Net realized gain (loss) on investments	43,450	(124,903)
Capital gain distributions from portfolio companies	-	18,601
Unrealized appreciation on investments	247,656	62,480
Net increase (decrease) in net assets resulting from operations	313,590	(32,683)

Distributions to Shareholders	-	(11,139)
Tax Return of Capital to Shareholders	-	(33,413)

Capital Share Transactions	859,273	1,910,279

Total increase	1,172,863	1,833,044

Net Assets:
Beginning of period	7,458,918	5,625,874

End of period	$ 8,631,781	$ 7,458,918
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six months	For the years ended
	ended
	6/30/2006*	12/31/2005*	12/31/2004*	12/31/2003*	12/31/2002*	12/31/2001

Net Asset Value, at Beginning of Period	$ 11.45	$ 11.69	$ 9.86	$ 9.82	$ 9.82	$ 10.44
Income From Investment Operations:
Net Investment Income **	0.03	0.02	0.03	0.04	0.00	0.40
Net Gain (Loss) on Securities (Realized and Unrealized)	0.46	(0.19)	1.81	0.00	0.00	(0.59)
Total from Investment Operations	0.49	(0.17)	1.84	0.04	0.00	(0.19)

Distributions	0.00	(0.02)	(0.01)	0.00	0.00	(0.43)
Tax Return of Capital Distribution	0.00	(0.05)	0.00	0.00	0.00	0.00
Total Distributions	0.00	(0.07)	(0.01)	0.00	0.00	(0.43)

Net Asset Value, at End of Period	$ 11.94	$ 11.45	$ 11.69	$ 9.86	$ 9.82	$ 9.82

Total Return ***	4.29%	(1.46)%	18.66%	0.41%	0.00%	(1.85)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,632	$ 7,459	$ 5,626	$ 37	$ 49	$ 3,268
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	0.00%	1.88%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	0.02%	0.27%	0.54%	(0.72)%	4.14%
Portfolio Turnover Rate	11.76%	62.82%	5.57%	0.00%	0.00%	0.00%

* A new investment adviser and investment objective was approved December 4, 2002. The actual investing under the new investment objectives was effective August 11, 2004.
** Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
*** Assumes reinvestment of dividends

Camco Investors Fund

Notes to Financial Statements

June 30, 2006 (Unaudited)

Note 1. Organization

The CAMCO Investors Fund (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

  The Fund is incorporated under the laws of the Commonwealth of Pennsylvania.

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved the name change of the Fund from The O'Higgins Fund, Inc. to CAMCO Investors Funds; a new investment advisor was approved, Cornerstone Asset Management, Inc. ("CAMCO"); and a change in the investment objectives of the Fund was approved. The Fund's new investment objective is to seek capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Securities Transactions and Investment Income- Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.  Discount on fixed income securities is amortized.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes- It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income.  The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

Note 3. Transactions with Affiliates

Under the terms of the investment management agreement, CAMCO has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, brokerage commissions, and one-time extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that CAMCO may provide will be at no additional expense to the Fund.  For the six months ending June 30, 2006, CAMCO earned a fee of $80,989 from the Fund. At June 30, 2006 the Fund owed CAMCO $13,705.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and directors of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and directors of the Fund and of the Adviser receive no compensation for such transactions.  For the six months ending June 30, 2006 the Fund paid Syndicated Capital brokerage commissions of $368 which constituted 100% of commissions paid by the Fund

.

Note 4. Capital Stock

Paid in capital at June 30, 2006 was $8,055,970 representing 722,755 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share.

Transactions in capital stock were as follows:

	Six Months Ending 06/30/2006		Year Ended 12/31/ 2005
	Shares	Amount	Shares	Amount
Shares sold	83,811	$1,008,794	210,157	$2,367,215
Shares issued in reinvestment of dividends	0	0	3,755	43,219
Shares redeemed	(12,353)	(149,521)	(43,834)	(500,155)
Net increase	71,458	$859,273	170,078	$1,910,279

Note 5. Investment Transactions

For the six months ending June 30, 2006, purchases and sales of investment securities other than short-term investments aggregated

$819,146 and $424,185, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2006 was $7,681,364.

At June 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$1,178,821	($226,999)	$951,822

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Value
Net Investment Income	22,484
Capital loss carryforward	(398,495)
Unrealized appreciation	951,822
Distributable earnings	$ 575,811

At December 31, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $441,945, of which $79,520 expires in 2009, $251,457 expires in 2010, $4,665 expires in 2012, and $106,303 expenses in 2013.

The tax character of distributions paid during 2005 and 2004 was as follows.

	2005	2004
Ordinary Income	$11,139	$4,419
Return of Capital	33,413	0
	$44.552	$4,419

Camco Investors Fund

EXPENSE EXAMPLE

June 30, 2006 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2006	June 30, 2006	January 1, 2006 to June 30, 2006

Actual	$1,000.00	$1,042.79	$10.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.98	$9.89

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2006

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940.  All directors hold office for a term of one year and until their successors are duly elected and qualified.

Name,Address,Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Keith P Newman 9110 Glen Brook Rd Fairfax VA 50	Director	12/4/2002	Realtor Remax Reston,VA	0
Malcolm R Uffelman 1808 Horseback Trail Vienna VA 69	Director	12/4/2002	Vice Pres. Contact, Inc., a communications company Winchester VA	0
Charles J Bailey 11620 Gambrill Rd Frederick MD 61	Director	12/4/2002	Regional Mgr Tollgrade, Inc., a communications company Frederick MD	0
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA 74	Director	12/4/2002	Retired USAF	0

The following table provides information regarding each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name,Address,Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Dennis M. Connor 30 E. Main St Berryville, VA 48	President & Director	12/4/2002	Vice President CAMCO Berryville, VA	0
Mr. Paul Berghaus 30 E. Main Street Berryville, VA 64	Treasurer	12/4/2002	President CAMCO Berryville, VA	0
Mr. Eric Weitz 30 E. Main Street Berryville, VA 46	Secretary	12/4/2002	Vice President CAMCO Berryville, VA	0

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2006

(CONTINUED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund's Forms N-Q are available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

CONTROL AND OWNERSHIP OF SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, Pershing LLC, in aggregate, owned more than 86% of the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 30, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 2, 2006

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 2, 2006